                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):   August 23, 2000



                             VERIZON DELAWARE INC.
            (Exact name of registrant as specified in its charter)


Delaware                                                    1-7757                              23-0523775
(State or other jurisdiction of incorporation)              (Commission File Number)            (I.R.S. Employer Identification No.)


901 Tatnall Street
Wilmington, Delaware                                                                            19801
(Address of principal executive offices)                                                        (Zip Code)


     Registrant's telephone number, including area code:    (302) 576-5416


                                Not applicable
         (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

Attached as an Exhibit is a press release issued by Verizon Communications on August 23, 2000, announcing a tentative agreement on a new three-year contract with the Communications Workers of America in the Mid-Atlantic region. The proposed contract covers more than 35,000 employees in Delaware, Maryland, New Jersey, Pennsylvania, Virginia, West Virginia and Washington, D.C.



Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c) Exhibits

99  Press Release, dated August 23, 2000, issued by Verizon Communications.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            VERIZON DELAWARE INC.


                            By: /s/Edwin F. Hall
                                ----------------
                                Edwin F. Hall
                                Controller



Date:  August 28, 2000

                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number
------

99  Press Release, dated August 23, 2000, issued by Verizon Communications.